UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2022

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

First Foundation Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 7, 2022 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Amendment”) to amend Article IV of the Certificate of Incorporation to increase the number of authorized shares of common stock from 70,000,000 to 100,000,000. The Amendment, which was filed with the Secretary of State of the State of Delaware on June 8, 2022, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07Submission of Matters to a Vote of Security Holders

At the Annual Meeting on June 7, 2022, the Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the following ten individuals to serve as directors for the ensuing year and until their successors are elected and qualify to serve. There were no nominees other than those listed below. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Max Briggs	41,517,909	876,513	3,448,931
John Hakopian	41,389,419	1,005,003	3,448,931
Scott F. Kavanaugh	39,279,191	3,115,231	3,448,931
Ulrich E. Keller, Jr.	41,432,143	962,279	3,448,931
David Lake	42,084,027	310,395	3,448,931
Elizabeth A. Pagliarini	41,618,363	776,059	3,448,931
Mitchell M. Rosenberg	32,000,725	10,393,697	3,448,931
Diane M. Rubin	42,020,018	374,404	3,448,931
Jacob Sonenshine	41,013,717	1,380,705	3,448,931
Gary Tice	41,398,154	996,268	3,448,931

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2022. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
45,627,114	12,936	203,303	—

Proposal No. 3 – Approve and Adopt an Amendment of the Company’s Certificate of Incorporation to Increase the Authorized Shares of Common Stock from 70,000,000 Shares to 100,000,000 Shares

The Company’s stockholders approved the Amendment. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
44,799,224	797,480	246,649	—

Proposal No. 4 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation paid in 2021 to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,139,125	1,017,143	238,154	3,448,931

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to Certificate of Incorporation of First Foundation Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: June 10, 2022	By:	/s/ KEVIN L. THOMPSON
Kevin L. Thompson
Executive Vice President and
Chief Financial Officer

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